UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 9, 2023

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices) (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	NVIV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 9, 2023, InVivo Therapeutics Holdings Corp. (the “Company”) issued a press release announcing initial data from the INSPIRE 2.0 Study for acute spinal cord injury. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release, dated March 9, 2023, of InVivo Therapeutics Holdings Corp.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: March 9, 2023	By:	/s/ Richard Toselli
	Name:	Richard Toselli
	Title:	President and Chief Executive Officer